EXHIBIT INDEX


Exhibit A: Attachment to item 77o:
           Transactions effected pursuant to Rule 10f-3

-------------------------------------------------------

Exhibit A:

10f-3 Exhibit
Augusta Partners, L.P.

For the six month period ended June 30, 1999, Augusta Partners, L.P. ( the "Partnership" ) engaged in several transactions that involved the purchase of securities during the existence of an underwriting or selling syndicate in which CIBC World Markets Corp., an affiliated person of the Partnership, participated as an underwriter. The Partnership did not purchase securities from CIBC World Markets Corp., or any of its affiliates, in any of such transactions.

The Individual General Partners of the Partnership (who constitute the "directors" of the Partnership for the purposes of the Investment Company Act of 1940 (the "1940
Act")), including a majority of the Individual General
Partners who are not interested persons of the Partnership, have adopted Rule 10f-3 procedures, pursuant to which such transactions may be effected by the Partnership. At their regular quarterly meetings, the Individual General Partners reviewed such transactions and determined that each of the transactions met the requirements of Rule 10f-3 under the 1940 Act, with the exception of the purchase of NorthPoint
Communications Group, Inc. on May 5, 1999. This issuer did not meet the requirement of being in continuous operation for three years or more. This security was sold by the Partnership on May 11, 1999 resulting in a short-term capital gain of $321,352. Details of the transactions have been attached as an exhibit.

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  03/18/99
Name of Issuer/Issue:   Ivillage, Inc.
Principal Amount of Offering:  3.65MM SHS
Price/Spread:  $24 / 1.68
Amount Purchased by the Fund:  5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     	Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.  X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X     The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5. X     Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6. X      The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X      The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X      If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             03/19/99
Name:  Thomas Kyle	 Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/11/99
Name of Issuer/Issue:   Insurance Mgmt. Solutions Group / Common
Stock
Principal Amount of Offering:  3.35MM SHS
Price/Spread:  $11 / 0.77
Amount Purchased by the Fund:  5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.       X      	The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X    The underwriting was a firm commitment
underwriting.
4.  X     The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5. X     Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6. X      The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X      The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X      If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/12/99
Name:  Thomas Kyle	 Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/10/99
Name of Issuer/Issue:   Prodigy Communications Corp.
Principal Amount of Offering:  8MM SHS / Common Stock
Price/Spread:  $15 / 1.0125
Amount Purchased by the Fund:  10,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.  X      The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X     The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5. X     Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6. X      The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X      The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X     If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/11/99
Name:  Thomas Kyle	 Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/04/99
Name of Issuer/Issue:   Albany Molecular Research, Inc.
Principal Amount of Offering:  2.5MM SHS
Price/Spread:  $20 / $1.40
Amount Purchased by the Fund:  5,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.  X      The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X     The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5. X     Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6. X      The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X      	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.       X      	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/05/99
Name:  Thomas Kyle	 Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  02/01/99
Name of Isuer/Issue:   Mede America Corp. / Common Stock
Principal Amount of Offering:  4,615,400 SHS
Price/Spread:  $13 / 0.91
Amount Purchased by the Fund:  4,055 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.  X      The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.       X     	The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5. X     Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6. X      The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.   X      The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X      If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             02/08/99
Name:  Thomas Kyle	 Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  01/21/99
Name of Issuer/Issue:   NVIDIA / Common Stock
Principal Amount of Offering:  3,500,000 SHS
Price/Spread:  $12 / .84
Amount Purchased by the Fund:  6,000 SHS
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     Securities are (i) part of an issue registered
under the Securities Act of 1933 that is being offered
to the public, (ii) Eligible Municipal Securities,
(iii) sold in an Eligible Foreign Offering, or (iv)
sold in an Eligible Rule 144A Offering.
2.  X      The purchase for the Fund was made prior to
the end of the first full business day on which any
sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X     The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5. X     Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6. X      The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X      The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X      If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             01/22/99
Name:  Thomas Kyle	 Date
Title:    Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/05/99
Name of Issuer/Issue:  Norhtpoint Communications Group, Inc. /
Common Stock
Principal Amount of Offering:  15,000,000 SHS
Price/Spread:  $24 / 1.68
Amount Purchased by the Fund:  30,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.   X     Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.  X     The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4. X    The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.  X    Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.  X    The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X     The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X    If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              05/06/99
Name:  Thomas Kyle	  Date
Title:  Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  05/03/99
Name of Issuer/Issue:   Goldman Sachs Group, Inc.
Principal Amount of Offering:  69,000,000
Price/Spread:  $53 / $2.25
Amount Purchased by the Fund:  50,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.   X     Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.   X     The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X    The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.  X    Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.  X    The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X     The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X    If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              05/04/99
Name:  Thomas Kyle	  Date
Title:  Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/05/99
Name of Issuer/Issue: PLX Technology Inc. / Common Stock Principal Amount of Offering: 3,300,000 SHS
Price/Spread:  $9.00 / 0.63
Amount Purchased by the Fund:  5000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.   X     Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.  X     The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X    The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.  X    Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.  X    The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X     The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X    If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		              04/06/99
Name:  Thomas Kyle	  Date
Title:  Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  04/23/99
Name of Issuer/Issue:   Softnet Systems, Inc.
Principal Amount of Offering: 4,000,000 SHS / Common Stock Price/Spread: $33 / 1.98
Amount Purchased by the Fund:  5,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.   X     Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.  X     The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X     The underwriting was a firm commitment
underwriting.
4.  X    The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.  X    Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.  X    The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X     The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X    If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             04/24/99
Name:  Thomas Kyle	 Date
Title:  Partner

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  06/23/99
Name of Issuer/Issue:   TD Waterhouse
Principal Amount of Offering:  42 MM SHS
Price/Spread:  $24 / $1.14
Amount Purchased by the Fund:  10,000
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  X     Securities are (i) part of an issue
registered under the Securities Act of 1933 that is
being offered to the public, (ii) Eligible Municipal
Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A
Offering.
2.  X     The purchase for the Fund was made prior to the
end of the first full business day on which any sales
are made, and, if the securities are offered for
subscription upon exercise of rights, on or before the
fourth day preceding the day on which the rights
offering terminates.
3.  X    The underwriting was a firm commitment
underwriting.
4.  X    The commission, spread or profit received or to be
received by the principal underwriters was fair and
reasonable as compared to the commission, spread or
profit received by other principal underwriters in
connection with underwritings of similar securities
during a comparable period of time.
5.  X    Except for Eligible Municipal Securities, the
issuer has been in continuous operation for not less
than 3 years, including the operations of any
predecessors.
6.  X    The amount of securities of any class purchased by
the Fund, alone or together within one or more
investment companies to which the Adviser serves as
investment adviser, (i) for all offerings other than
Eligible Rule 144A Offerings, does not exceed 25% of
the principal amount of the offering of such class, and
(ii) for Eligible Rule 144A Offerings, does not exceed
25% of the total principal amount of the offering of
such class sold to qualified institutional buyers, plus
the principal amount of the offering in any concurrent
public offering.
7.  X     The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager,
investment adviser or employee of the Fund or (b) a
person of which any of the persons noted in (a) is an
affiliated person.
8.  X    If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or
otherwise allocated to the account of any of the
persons specified in 7 above.
		             06/24/99
Name:  Thomas Kyle	 Date
Title:  Partner

* * * *
Eligible Municipal Securities means "municipal securities,"
 as defined in Section 3(a)(29) of the Exchange
Act, that have received an investment grade rating from at least one NRSRO; provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.




Security Name:     IVILLAGE INC.
List of Underwriters:

GOLDMAN, SACHS & CO.
CREDIT SUISSE FIRST BOSTON
HAMBRECHT & QUIST




Security Names:  INSURANCE MANAGEMENT SOLUTIONS GROUP, INC.
List of Underwriters:

Raymond James & Associates, Inc.
Keefe, Bruyette & Woods, Inc.
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Donaldson, Lufkin & Jenrette Securities
Hambrecht & Quist LLC
ING Baring Furman Selz LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
SG Cowen Securities Corporation
Warburg Dillon Read LLC
Conning & Co.
Fox-Pitt, Kelton Inc.
Hanifen, Imhoff Inc.
William R. Hough & Co.
Piper Jaffray Inc.
The Robinson-Humphrey Company, LLC
SoundView Technology Group, Inc.
Southwest Securities, Inc.




Security Name:		Prodigy
List of Underwriters:

Bear, Stearns & Co. Inc.
BancBoston Robertson Stephens Inc.
ING Baring Furman Selz LLC
Volpe Brown Whelan & Company, LLC
BT Alex.Brown Incorporated
CIBC Oppenheimer Corp.
Donaldson, Lufkin & Jenrette Securities Corporation.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
SG Cowen Securities Corporation
Warburg Dillon Read LLC
Wasserstein Perella Securities, Inc.
Wit Capital Corporation..
Allen & Company Incorporated
Axiom Capital Management, Inc.
J.C. Bradford & Co.
Chatsworth Securities LLC
First Union Capital Markets Corp.
Gruntal & Co., L.L.C.
Jefferies & Company
JWGenesis Capital Markets, LLC
Ladenburg Thalmann & Co. Inc.
Leerink Swann & Company
Needham & Company, Inc.
The Robinson-Humphrey Company, LLC
Stanford Group Company
C.E. Unterberg, Towbin




Security Name:	ALBANY MOLECULAR RESEARCH, INC.
List of Underwriters:


ING Baring Furman Selz LLC.
Hambrecht & Quist LLC
BancBoston Robertson Stephens Inc.
Bear, Stearns & Co. Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
EVEREN Securities, Inc.
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
NationsBanc Montgomery Securities LLC
SG Cowen Securities Corporation
Warburg Dillon Read LLC
William Blair & Company, L.L.C.
Dain Rauscher Wessels
Dominick & Dominick LLC
First Albany Corporation
InterstateJohnson Lane Corporation
C.L. King & Associates, Inc.
Pacific Growth Equities, Inc.
Pennsylvania Merchant Group Ltd.
Piper Jaffray Inc.




Security Name:	MEDE AMERICA CORPORATION
List of Underwriter:

Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
William Blair & Company, L.L.C.
BancBoston Robertson Stephens Inc.
BT Alex. Brown Incorporated
CIBC Oppenheimer Corp.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Lazard Freres & Co. LLC
Morgan Stanley & Co. Incorporated
Adams, Harkness & Hill, Inc.
Robert W. Baird & Co. Incorporated
J.C. Bradford & Co.
Dain Rauscher Wessels, A Division of Dain Rauscher Incorporated
Freidman, Billings, Ramsey & Co., Inc.
Gruntal & Co., L.L.C.
Brenner Securities Corporation
InterstateJohnson Lane Corporation
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Pacific Growth Equities, Inc.
Pennsylvania Merchant Group Ltd
The Robinson-Humphrey Company, LLC
SunTrust Equitable Securities Corporation




Security Name:		NVIDIA
List of Underwriters:

Morgan Stanley & Co. Incorporated
Hambrecht & Quist LLC
Prudential Securities Incorporated
BancBoston Robertson Stephens Inc.
The Buckingham Research Group Incorporated
CIBC Oppenheimer Corp.
Donaldson, Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons, Inc.
Edward D. Jones & Co., L.P.
Nationsbanc Montgomery Securities LLC
Thomas Weisel Partners LLC




Security Name:   NorthPoint Communications Group, Inc.
List of Underwriters:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Credit Suisse First Boston Corporation
BT Alex. Brown Incorporated
J.C. Bradford & Co.
CIBC World Markets Corp.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
PaineWebber Incorporated
Charles Schwab & Co., Inc.
Salomon Smith Barney Inc.
Wit Capital Corporation




Security Name:	THE GOLDMAN SACHS GROUP, INC.
List of Underwriter:

Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Credit Suisse First Boston Corporation
Donaldson, Lufkin & Jenrette Securities Corporation
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Bernstein & Co., Inc.
Schroder & Co. Inc.
BT Alex. Brown Incorporated
BancBoston Robertson Stephens Inc.
CIBC World Markets Corp.
Chase Securities Inc.
A.G. Edwards & Sons, Inc.
EVEREN Securities, Inc.
Hambrecht & Quist LLC
Edward D. Jones & Co., L.P.
Lazard Freres & Co. LLC
Muriel Siebert & Co., Inc.
NationsBanc Montgomery Securities LLC
Nesbitt Burns Securities Inc.
RBC Dominion Securities Corporation
Scotia Capital Markets (USA) Inc.
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P.
Wasserstein Perella Securities, Inc.
William Blair & Company, L.L.C.
Advest, Inc.
Robert W. Baird & Co. Incorporated
J.C. Bradford & Co.
Dain Rauscher Wessels, a division of Dain Rauscher Incorporated
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc., A KeyCorp Company
Neuberger Berman, LLC
Putnam, Lovell, de Guardiola & Thornton, Inc.
Ramirez & Co., Inc.
RONEY CAPITAL MARKETS, A division of BANC ONE CAPITAL MARKETS, Inc. Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company Incorporated
Sutro & Co. Incorporated
Tucker Anthony Cleary Gull
U.S. Bancorp Piper Jaffray Inc.
Wachovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Securities, a division of Rice Financial Products Company
Arnhold and S. Bleichroeder, Inc.
George K. Baum & Company
Blaylock & Partners, L.P
The Buckingham Research Group Incorporated
Burnham Securities Inc.
The Chapman Company
Chatsworth Securities LLC
Conning & Company
Crowell, Weedon & Co.
D.A. Davidson & Co.
Doft & Co., Inc.
Doley Securities, Inc.
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Albany Corporation
First Security Van Kasper
First Southwest Company
First Union Capital Markets Corp.
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
Graicap, Inc.
Guzman & Company
HCFPBrenner Securities, LLC
Hanifen, Imhoff Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.
Howard, Weil, Labouisse, Friedrichs Incorporated
Jackson Securities Incorporated
Janney Montgomery Scott Inc.
Jefferies & Company, Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thalmann & Co. Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investments, Inc.
Loop Capital Markets, LLC
Mesirow Financial, Inc.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Ormes Capital Markets, Inc.
ParkerHunter Incorporated
Pennsylvania Merchant Group
Petrie Parkman & Co., Inc.
Pryor & Company, LLC
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
SBK Brooks Investment Corp.
Sanders Morris Mundy
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co., Ltd.
Seasongood & Mayer
Simmons & Company International
SWM Securities, Inc.
SoundView Technology Group, Inc.
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co., Inc.
SunTrust Equitable Securities Corporation
Sutter Securities Incorporated
C.E. Unterberg, Towbin
Volpe Brown Whelan & Company, LLC
Walton Johnson & Company
Wedbush Morgan Securities
The Williams Capital Group, L.P.
B.C. Ziegler and Company
Ameritrade, Inc.
E*Offering Corp.
GS-Online LLC
Charles Schwab & Co., Inc.
Wit Capital Corporation




Security Name:	PLX Technology, Inc.
List of Underwriter:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
NationsBanc Montgomery Securities LLC
Wit Capital Corporation
Allen & Company Incorporated
BancBoston Robertson Stephens Inc
CIBC Oppenheimer Corp.
Salomon Smith Barney Inc.
Adams, Harkness & Hill, Inc.
Fahnestock & Co. Inc.
Gerard Klauer Mattison & Co., Inc.
Kaufman Bros., L.P.
Moors & Cabot, Inc.
Brad Peery Inc.
J.E. Sheehan & Company, Inc.




Security Name:	 SoftNet Systems, Inc.
List of Underwriters:

BT Alex. Brown Incorporated
BancBoston Robertson Stephens Inc.
CIBC Oppenheimer Corp.
Wit Capital Corporation
Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
Hambrecht & Quist LLC
Salomon Smith Barney Inc.
SG Cowen
Gilford Securities Incorporated
Kaufman Bros., L.P.
Soundview Technology Group, Inc.
Sutro & Co. Incorporated
First Security Van Kasper




Security Name:	 TD WATERHOUSE GROUP, INC.
List of Underwriters:

Credit Suisse First Boston Corporation
TD Securities (USA) Inc
Goldman, Sachs & Co
Salomon Smith Barney Inc
Morgan Stanley & Co. Incorporated
ABN AMRO Incorporated
Bear, Stearns & Co. Inc
Sanford C.Bernstein & Co., Inc.
Blaylock & Partners, L.P
CIBC World Markets Corp.
Deutsche Bank Securities Inc.
Guzman & Company
Invemed Associates, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Putnam, Lovell, de Guardiola & Thornton, Inc.
Raymond James & Associates, Inc.
Schroder & Co. Inc.
Muriel Siebert & Co., Inc.
U.S. Bancorp Piper Jaffray Inc.
Warburg Dillion Read LLC
Wit Capital Corporation